Income Taxes	9 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes
14.	Income Taxes

As a result of the Reorganization Transactions and the IPO, the Company holds an economic interest in Shift4 Payments, LLC and consolidates its financial position and results. The remaining ownership of Shift4 Payments, LLC not held by the Company is considered a noncontrolling interest. Shift4 Payments, LLC is treated as a partnership for income tax reporting and its members, including the Company, are liable for federal, state, and local income taxes based on their share of the LLC’s taxable income. In addition, Shift4 Corporation, one of the operating subsidiaries of Shift4 Payments, LLC, is considered a C-Corporation for U.S. federal, state and local income tax purposes. Taxable income or loss from Shift4 Corporation is not passed through to Shift4 Payments, LLC. Instead, it is taxed at the corporate level subject to the prevailing corporate tax rates.

The Company has assessed the realizability of the net deferred tax assets and in that analysis has considered the relevant positive and negative evidence available to determine whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The Company has recorded a full valuation allowance against the deferred tax assets at Shift4 Payments, Inc. as of the IPO and as of September 30, 2020, which will be maintained until there is sufficient evidence to support the reversal of all or some portion of these allowances.

On March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act, or CARES Act, which includes temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, temporary suspension of certain payment requirements for the employer portion of Social Security taxes, technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property, and the creation of certain refundable employee retention credits. Pursuant to the CARES Act, in June 2020, the Company submitted a carryback claim related to our net operating loss carryforward generated in 2018, which resulted in an income tax benefit of $0.6 million and is reflected in “Income tax benefit (provision)” in the unaudited Condensed Consolidated Statements of Operations for the nine months ended September 30, 2020.

The Company’s effective tax rate was 2.3% and (6.6)% for the three months ended September 30, 2019 and 2020, respectively, and 2.3% and (1.1)% for the nine months ended September 30, 2019 and 2020, respectively. The income tax expense for the three and nine months ended September 30, 2019 was different than the U.S. federal statutory income tax rate of 21% primarily due to Shift4 Payments, LLC being treated as a partnership and not paying income tax. The income tax benefit for the three and nine months ended September 30, 2020 was different than the U.S. federal statutory income tax rate of 21% primarily due to the loss allocated to the noncontrolling interest and changes in the valuation allowances in the United States. In addition, the nine months ended September 30, 2020 includes a tax benefit of $0.6 million for a net operating loss carryback at Shift4 Corporation which was allowed due to the CARES Act.

The Company’s income tax filings are subject to audit by various taxing jurisdictions. The statutes of limitations related to the U.S. federal income tax return and most state income tax returns are closed for all tax years up to and including 2016. No U.S. federal, state and local income tax returns are under examination by the respective taxing authorities.

Tax Receivable Agreement

The Company expects to obtain an increase in its share of the tax basis in the net assets of Shift4 Payments, LLC as LLC Interests are redeemed from or exchanged by Continuing Equity Owners, at the option of the Company, determined solely by the Company’s independent directors. The Company intends to treat any redemptions and exchanges of LLC Interests as direct purchases of LLC Interests for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that it would otherwise pay in the future to various tax authorities. In connection with the Reorganization Transactions and the IPO, the Company entered into the Tax Receivable Agreement, or TRA, with the Continuing Equity Owners.

The TRA provides for the payment by Shift4 Payments, Inc. of 85% of the amount of any tax benefits the Company actually realizes, or in some cases is deemed to realize, as a result of (i) increases in the Company’s share of the tax basis in the net assets of Shift4 Payments, LLC resulting from any redemptions or exchanges of LLC Interests, (ii) tax basis increases attributable to payments made under the TRA, and (iii) deductions attributable to imputed interest pursuant to the TRA. The Company expects to benefit from the remaining 15% of any of cash savings that it realizes.

The Company has not recognized any liability under the TRA after concluding it was not probable that such TRA Payments would be paid based on its estimates of future taxable income. No payments were made to the Continuing Equity Owners pursuant to the TRA during the three or nine months ended September 30, 2020. The amounts payable under the TRA will vary depending upon a number of factors, including the amount, character, and timing of the taxable income of Shift4 Payments, Inc. in the future. If the valuation allowance recorded against the deferred tax assets applicable to the tax attributes referenced above is released in a future period, the TRA liability may be considered probable at that time and recorded within earnings.

If all of the remaining Continuing Equity Owners were to exchange all of their LLC Units, the Company would recognize a deferred tax asset of approximately $516.5 million and a TRA liability of approximately $439.0 million, assuming (i) that the Continuing Equity Owners redeemed or exchanged all of their LLC Units immediately as of September 30, 2020 at a price of $35.50 per share of its Class A common stock, (ii) no material changes in relevant tax law, (iii) a constant corporate tax rate of 24.2%, (iv) that the Company earns sufficient taxable income in each year to realize on a current basis all tax benefits that are subject to the TRA, and (v) that the blocker attributes are not limited pursuant to section 382 of the Internal Revenue Code. The actual amount of deferred tax assets and related liabilities are impacted by the timing of the exchanges, the valuation of Shift4 Corporation, the price of the Company’s shares of Class A common stock at the time of the exchange, and the tax rates then in effect. The Company may elect to completely terminate the TRA early only with the written approval of each of a majority of its independent directors, although it has no plans to do so at this time. As a result, the Company would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the TRA.